EXHIBIT 99.4


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Pledge") is made this ________ day of July, 1998, by EA INDUSTRIES, INC., a corporation duly organized under the laws of the State of New Jersey (the "Pledgor"), for the benefit of each of the undersigned pledgees executing this Agreement (individually referred to as the "Pledgee" and collectively referred to as the "Pledgees"). Pledgor and Pledgees, intending to be legally bound, agree as follows:

         1. DEFINITIONS. For purposes of this Pledge,

         1.1 "Affiliate" shall mean, each person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under the common control with, the person or entity in question.

         1.2 "Code" shall mean the Uniform Commercial Code as adopted by the State of New York, as the same may be amended from time to time.

         1.3 "Collateral" shall mean (i) the Stock, and (ii) all dividends, cash, securities and property issued, paid, declared and/or distributed in connection with the Stock, or any portion thereof, and (iii) all cash, securities and other property paid, issued and/or distributed to or for the benefit of Pledgor in exchange, redemption or substitution for the Stock, or any portion thereof, and (iv) all other cash, securities and property paid, issued and/or distributed to or for the benefit of Pledgor as a consequence of Pledgor's ownership of the Stock, or any portion thereof, and (v) all proceeds of the foregoing.

         1.4 "Collateral Agent" shall mean Talisman Capital until such time as the Talisman Capital Note is either paid in full, converted in full pursuant to the terms thereof, or redeemed pursuant to the terms thereof, and thereafter shall mean the remaining Pledgee with the then highest Percentage Interest.

         1.5 "Convertible Notes" shall mean (i) the Talisman Capital Notes, (ii) those certain Convertible Notes dated of even date in the aggregate original principal amount of $700,000 from Pledgor, as maker, in favor of Stonehill Partners, L.P., (iii) those certain Convertible Notes dated of even date in the aggregate original principal amount of $700,000 from Pledgor, as maker, in favor of Stonehill Institutional Partners, L.P., (iv) those certain Convertible Notes dated of even date in the aggregate original principal amount of $600,000 from Pledgor, as maker, in favor of Stonehill Offshore Partners Limited, and (v) those certain Convertible Note dated of even date in the aggregate original principal amount of $500,000 from Pledgor, as maker, in favor of LaRocque Trading Group, LLC.

         1.6 "Event of Default" shall mean any and all events described in
Section 9 below.


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         1.7 "Indebtedness" shall mean the aggregate of all obligations and indebtedness of Pledgor to all Pledgees, whether now or hereafter owing, under the Convertible Notes and all obligations of Pledgor to reimburse Pledgees for payments made by them, or any of them, at any time or from time to time, for the preservation and/or protection of the Collateral.

         1.8 "Majority of Pledgees" shall mean, at any time, Pledgees holding Percentage Interests aggregating at least sixty-six and two thirds percent (66 2/3%) of the Indebtedness at any time.

         1.9 "Percentage Interest" shall mean at any time a ratio the numerator of which is the then outstanding principal balance under all Convertible Notes owed to a Pledgee, and the denominator of which is the then aggregate outstanding principal balances under the Convertible Notes.

         1.10 "proceeds" and "security" shall have the meanings given such terms in the Code.

         1.11 "SAI" shall mean Service Assembly, Inc., a corporation duly organized under the laws of Massachusetts and a wholly-owned subsidiary of Pledgor.

         1.12 "Stock" shall mean stock certificate number 26, dated March 18, 1998, evidencing 1,000 shares of common stock issued by SAI to Pledgor, representing all of the issued and outstanding capital stock of SAI.

         1.13 "Talisman Capital Notes" shall mean those certain Convertible Notes dated of even date herewith in the aggregate original principal amount of $2,000,000 from Pledgor, as maker, in favor of Talisman Capital Opportunity Fund Ltd., the undersigned Pledgee

         2. SECURITY INTEREST. Pledgor hereby pledges and grants to Collateral Agent on behalf of each Pledgee a security interest in and a lien on the Collateral. Pledgor acknowledges and Pledgees agree that Collateral Agent shall have a first lien security interest in the Collateral for the benefit of each Pledgee, and the proceeds thereof shall be shared by each Pledgee on a pari passu, pro rata basis (based on each Pledgee's Percentage Interest).

         3. OBLIGATIONS SECURED. The Collateral and the continuing security interest granted therein shall secure all of the Indebtedness. IT IS THE EXPRESS INTENTION OF PLEDGOR THAT THE COLLATERAL SHALL SECURE ALL PLEDGOR'S EXISTING AND FUTURE OBLIGATIONS UNDER THE CONVERTIBLE NOTES.

         4. DELIVERY. All original certificates representing or evidencing the Collateral, or any portion thereof, and the stock ledger of SAI, shall be delivered to and held by Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Pledgees. Collateral Agent shall deliver the aforementioned certificates, the stock ledger, and any instruments or assignments held by it in connection with the Collateral


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to any successor Collateral Agent within thirty (30) days after such Collateral
Agent ceases to be the Collateral Agent hereunder.

         5. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof, and until the Indebtedness has been paid in full:

         5.1 Organization, Good Standing and Qualification. Pledgor is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey USA, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Pledgor is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of Pledgor and its subsidiaries taken as a whole. Pledgor is not the subject of any pending or, to its knowledge, threatened or contemplated investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission ("SEC"), or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents, as that term is defined in the Pledgor's Regulation D Subscription Agreement of even date.

         5.2 Title to Collateral. The Collateral is and until the Indebtedness is paid in full, will be owned by Pledgor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only the liens in favor of Pledgees granted hereunder. Pledgor will defend the Collateral against any claims of all persons or entities other than a Pledgee.

         5.3 Due Authorization and Issuance. The Stock has been duly authorized and issued to or for the benefit of Pledgor by SAI and is outstanding, fully paid, and non-assessable.

         5.4 Authorization. All corporate action on the part of Pledgor by its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and the performance of all obligations of Pledgor hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of Pledgor, enforceable in accordance with its terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. Pledgor has obtained all consents and approvals required for it to execute, deliver, and perform each agreement referenced in the previous sentence.

         5.5 Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority by Pledgor is required in connection with the execution, delivery or performance by Pledgor of this Agreement or the consummation of the transactions contemplated hereby.


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         5.6 Pending Litigation or Proceedings. There is no material claim, litigation, or administrative proceeding pending or, to the best of Pledgor's knowledge, threatened against the Pledgor or the Collateral, or any portion thereof, except as disclosed in the Disclosure Documents.

         5.7 Taxes. Pledgor has filed all tax returns which Pledgor is required to file and has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to such returns or pursuant to any assessment received by Pledgor except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Such tax returns are complete and accurate in all respects. Pledgor does not know of any proposed additional assessment or basis for any assessment of additional taxes.

         5.8 Accuracy of Representations and Warranties. No representation or warranty by Pledgor contained herein or in any certificate or other document furnished by Pledgor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Pledgor knows or should know and has not disclosed to Pledgees, which does or may materially and adversely affect Pledgor, or the Collateral, or any portion thereof.

         6. REPRESENTATIONS AND WARRANTIES OF PLEDGEES. Each Pledgee, as applicable, hereby represents and warrants to every other Pledgee as follows:

         6.1 Valid Organization, Good Standing and Qualification. Talisman Capital represents and warrants that it is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of New York. Pledgee, ________________________ represents and warrants that it is a ________________ duly ________________, validly existing, and in good standing under the laws of the ______________ of _______________.

         6.2 Authorization. All corporate action on the part of each Pledgee by its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement has been taken, and this Agreement constitutes a valid and legally binding obligation of Pledgees, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. Pledgees have obtained all consents and approvals required for them to execute, deliver, and perform each agreement referenced in the previous sentence.

         7. COVENANTS. Pledgor covenants and agrees with each Pledgee that until the portion of the Indebtedness payable to such Pledgee has been paid in full, Pledgor shall:

         7.1 Sale of Collateral. Not sell, lease, transfer, assign or otherwise dispose of the Collateral, or any portion thereof, without the prior written consent of Pledgees.


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

         7.2 Creation of Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind on the Collateral, or any portion thereof, except as contemplated hereby.

         7.3 Limitation on Indebtedness. Cause SAI not to incur at any time any indebtedness, except:

         (a) current accounts payable incurred in the ordinary course of SAI's business, accrued expenses and other current items arising out of transactions (other than borrowings) in the ordinary course of SAI's business including indebtedness for the purchase price or lease of equipment or other assets used in SAI's business;

         (b) indebtedness for borrowed money pursuant to any revolving credit facility (the "Revolver") which is hereafter established as the primary credit facility of SAI; provided that such facility contains terms no more restrictive on SAI than the current Revolving Credit Facility and security agreement between IBJ Bank & Trust Company and Tanon Manufacturing Inc. imposes on Tanon.

         (c) any other existing indebtedness for borrowed money and capitalized leases described on Schedule 7.3.

         7.4 Disposition or Encumbrance of Assets. Cause SAI not to sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of its assets, except for sales in the ordinary course for fair consideration and to not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind on its assets, whether now owned or hereafter acquired, or upon any income, profits or proceeds therefrom, except:

         (a) the pledge and security interest created under this Agreement;

         (b) liens incurred or deposits made in the ordinary course of business
(i) in connection with worker's compensation, unemployment insurance, social security and other laws or (ii) to secure the performance of statutory obligations, not incurred in connection with either (A) the borrowing of money or (B) the deferred purchase price of goods or inventory;

         (c) purchase money liens or leases, provided that:

                  (i) the property subject to any of the foregoing is acquired or leased by SAI in the ordinary course of its business and the lien on any such property is created contemporaneously with such acquisition;

                  (ii) purchase money indebtedness or lease obligations so created shall not exceed eighty percent (80%) of the lesser of cost or fair market value as of the time of acquisition or lease of the property covered thereby; and


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

                  (iii) the purchase money indebtedness or lease obligation shall only be secured by the property so acquired or leased.

         (d) other liens and security interests listed on Schedule 7.4 attached hereto.

         7.5 Distributions. Cause SAI not to pay dividends on account of its ownership interest.

         7.6 Transactions with Affiliates. Except as noted in Section 7.3, cause SAI not to

         a. enter into or conduct any transaction with any Affiliate except on terms that would be usual and customary in a similar transaction between persons or entities not affiliated with each other;

         b. make any loans or extensions of credit to any of its Affiliates in excess of $200,000 plus 50% of SAI's cumulative net income earned after July 1, 1998, subject to Section 7.6(c) below;

         c. if and so long as the Revolver is in effect, transfer, dividend or distribute any assets to any of its Affiliates, on account of its ownership interest or otherwise, or use any assets to pay any indebtedness to any of its Affiliates, except for normal intercompany transfers for cash management and/or other treasury purposes.

         7.7 Other Actions. Without obtaining Pledgees' prior written consent, not take any action which would or could result in (i) the dissolution, consolidation, or merger of SAI with or into another entity, or (ii) a material change or amendment to the Articles of Incorporation of By-Laws of SAI, or (iii) SAI engaging in any other business venture or undertaking other than those in which SAI is currently engaged, or (iv) SAI applying for or consenting to the appointment of a receiver, trustee, or liquidator for itself or any of its property, or (v) SAI admitting in writing its inability to pay its debts as they mature, or (vi) the general assignment by SAI for the benefit of creditors, or
(vii) the adjudication of SAI as bankrupt or insolvent, or (viii) the filing by SAI of a voluntary petition in bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors.

         7.8 Taxes; Claims for Labor and Materials. Pledgor will pay or cause to be paid when due all taxes, assessments, governmental charges or levies imposed upon Pledgor or SAI or upon their respective income, profits, payroll, or any property belonging to Pledgor or SAI, including, without limitation, all withholding taxes, and all claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon any of their properties or assets; provided that Pledgor shall not be required to pay or cause to be paid by SAI any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings promptly initiated and diligently conducted by Pledgor or SAI, and neither execution nor foreclosure sale or similar proceedings shall have been commenced in respect thereof (or such proceedings shall have been stayed pending the disposition of such


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contest of validity), and Pledgor or SAI shall have set aside on their respective books adequate reserves with respect thereto.

         7.9 Additional Documents and Future Actions. Pledgor will, at its sole cost, take such actions and provide Collateral Agent from time to time with such agreements, financing statements, and additional instruments, documents, or information as Collateral Agent may in its discretion deem necessary or advisable to perfect, protect, and maintain the security interests in the Collateral, or any portion thereof, or to permit Collateral Agent to protect its interest in the Collateral. Pledgor hereby authorizes and appoints Collateral Agent as Pledgor's attorney-in-fact, with full power of substitution, to take such actions as Collateral Agent may deem advisable to protect the Collateral and its interests therein and Collateral Agent's rights hereunder, to execute on Pledgor's behalf and file at Pledgor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Collateral Agent to establish, maintain and protect a continuously perfected security interest in the Collateral, including, without limitation, to receive, endorse and collect all certificates, instruments and securities made payable to or issued to Pledgor representing any dividend, interest, or other distribution in respect of the Collateral, or any portion thereof, and to execute on Pledgor's behalf such other documents and notices as Collateral Agent may deem advisable to protect the Collateral and Collateral Agent's interests therein and Collateral Agent's rights hereunder. Such power being coupled with an interest is irrevocable unilaterally by Pledgor. Pledgor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

         7.10 Requested Information. With reasonable promptness, deliver to Pledgees all such other data and information in respect of the financial condition and affairs of Pledgor and the value of the Collateral, as any Pledgee may reasonably request from time to time.

         7.11 Tri-Star. Pledgor is currently negotiating to buy certain assets and assume certain liabilities related to the assembly operations of Tri-Star Technologies Co., Inc. (the "Business"). If Pledgor buys the Business, Pledgor expects to initally include the Business in the line of credit facility established pursuant to the Revolving Credit Facility and Security Agreement between IBJ Bank & Trust Company and Tanon Manufacturing, Inc. If the Revolver will provide sufficient working capital (at least $300,000 in working capital for the Business in addition to availability at approximately the current working capital level of SAI) of the operations of SAI and of the Business, the Company will at the time the Revolver is established contribute the assets and liabilities of the Business to SAI.

         8. COLLATERAL AGENT.

         8.1 Collateral Agent shall act as agent for each Pledgee under this Agreement, and each Pledgee irrevocably authorizes Collateral Agent to take such action on its behalf under the provisions of this Agreement, and to exercise such powers and to perform such duties hereunder as are specifically delegated to Collateral Agent by the terms hereof, and such powers as are reasonably incidental thereto. Except as expressly set forth in this Agreement to the



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contrary, Pledgor is authorized by Pledgees to deal solely with Collateral Agent in all matters which affect Pledgees under this Agreement.

         8.2 Collateral Agent shall hold all Collateral for the pro rata benefit of the Pledgees in accordance with their respective Percentage Interests. To the extent any other Pledgee from time to time holds any Collateral, it shall hold such Collateral for the pro rata benefit of all Pledgees in accordance with their respective Percentage Interests.

         8.3 Collateral Agent may perform any of its duties hereunder by or through its agents or employees. The Collateral Agent may exercise its discretion to take or refrain from taking any action unless directed to act or refrain from acting upon the written instructions or direction of a Majority of Pledgees. If Collateral Agent is required to act or to refrain from acting under the terms of this Agreement upon the instructions of a Majority of Pledgees, it shall be fully protected in so acting or refraining from acting upon the required instructions. Notwithstanding the foregoing, Collateral Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or applicable law. Collateral Agent may require that it be furnished with an indemnification from each Pledgee in form reasonably satisfactory to Collateral Agent as a condition of its acting or refraining from acting upon the instructions of a Majority of Pledgees.

         8.4 To the extent Collateral Agent is required to obtain or otherwise elects to seek the consent of Pledgees to an action Collateral Agent desires to take, if any Pledgee fails to notify Collateral Agent, in writing, of its consent or dissent to any request of Collateral Agent hereunder within five (5) business days of such Pledgee's receipt of such written request, such Pledgee shall be deemed to have given its consent thereto.

         8.5 Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither Collateral Agent nor any of its officers, directors, employees, or agents shall be (a) liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by their gross negligence, recklessness or willful misconduct, or (b) responsible in any manner to any Pledgee for any recitals, statements, representations, or warranties made by Pledgor or any officer thereof contained herein or in any certificate, report, statement, or other documents referred to or provided for in, or received by Collateral Agent or any Pledgee under or in connection with this Agreement, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or the Collateral, or for any failure of Pledgor to perform its obligations hereunder. Any liability of the Collateral Agent to the Pledgees hereunder shall be limited only to direct loss or liability suffered by such Pledgee, and shall not be for indirect, consequential, or incidental liability. Collateral Agent shall not be under any obligation to any Pledgee to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the books or records of Pledgor. The duties of the Collateral Agent shall be mechanical and administrative in nature. Collateral Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Pledgee. Nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Collateral Agent any obligation in respect of this Agreement, except as expressly set forth herein.


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

         9. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

         9.1 The occurrence of any event of default or default under any of the Convertible Notes or under any of the documents executed or delivered in connection therewith, after expiration of any applicable notice and/or grace period permitted in such documents.

         9.2 The failure of Pledgor to duly perform or observe any obligation, covenant or agreement on its part contained herein, if such failure shall not be cured within five (5) days after receipt of written notice by the Pledgor of such default.

         9.3 Any representation or warranty of Pledgor herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Pledgor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified and such untruth has an adverse impact on either the value of the Collateral, the perfection of the security interest granted herein or the rights of the Pledgees hereunder.

         10. RIGHTS OF PLEDGOR AND PLEDGEES.

         10.1 Before Event of Default. Prior to the occurrence of an Event of
Default:

                  (a) Voting. Pledgor shall be entitled to exercise any and all voting and other consensual rights arising under the Collateral, or any portion thereof, for any purpose not inconsistent with the terms of any of the Convertible Notes or this Agreement.

                  (b) Dividends; Distributions. Collateral Agent shall be entitled to receive and retain any and all stock dividends and stock distributions, declared, distributed or paid, with respect to the Collateral, or any portion thereof.

         10.2 After Event of Default. Upon the occurrence of an Event of Default and at all times thereafter:

                  (a) Voting. All rights of Pledgor to exercise voting and other consensual rights which Pledgor would otherwise be entitled to exercise, pursuant to Section 10.1(a), shall cease, and all such rights shall thereupon become absolutely vested in Collateral Agent. Collateral Agent shall thereafter have the sole and absolute right to exercise all voting and other consensual rights without any further notice to, or consent of, Pledgor.

                  (b) Dividends Held In Trust. All dividends and interest payments which are received by Pledgor contrary to the provisions of Section 10.1(b) shall be (i) received in trust for the benefit of Pledgees, (ii) shall be segregated from other property or funds of Pledgor and (iii) forthwith delivered to the Collateral Agent as Collateral in the same form as received (with any necessary documents, endorsements or assignments in blank with guaranteed signatures).


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

                  (c) Collateral Agent's Right to Act. Upon the occurrence of an event of default under any Convertible Note, the Pledgee-holder of such Convertible Note shall deliver to each other Pledgee written notice of such event of default. Collateral Agent shall take such action as may be directed by the Majority of Pledgees, provided that until it receives such direction, Collateral Agent shall have the sole and exclusive right to exercise or refrain from exercising any and all rights and remedies hereunder, or available at law or in equity, with respect to the Collateral, on behalf of all Pledgees, as Collateral Agent shall deem advisable in the best interest of the Pledgees to protect and enforce the rights of the Pledgees, including, without limitation, instituting and pursuing legal action to foreclose on and sell the Collateral, defending any and all actions brought against Pledgees with respect the Collateral or incurring any expenses or otherwise making expenditures to protect the Collateral or Pledgees' rights and remedies. Collateral Agent shall not, without the prior written consent of a Majority of Pledgees, release Pledgor from its obligations under this Agreement, or release or subordinate any Pledgee's security interest in any of the Collateral.

                  (d) Sale of Collateral. Collateral Agent may exercise, in respect of the Collateral and in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Code. Collateral Agent may also, without notice to Pledgor, except as specified below, sell the Collateral, or any part thereof, in one or more blocks at public or private sale, at any exchange or otherwise or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, five (5) days notice to Pledgor of the time and place of any public sale or private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (e) Application of Proceeds. Any cash held by Collateral Agent as Collateral, and all cash proceeds received by Pledgees in respect of any sale of, collection from, or other realization upon the Collateral, or any portion thereof, may, in the discretion of Collateral Agent be held by Collateral Agent as Collateral for, and/or then or at any time thereafter distributed to Pledgees based upon their respective Percentage Interests (after payment of any amounts payable to Collateral Agent pursuant to Sections 10.2(e) and (f),) and applied by Pledgees against all or any part of their respective Indebtedness, in such order as Pledgees shall elect. Any surplus of such cash or cash proceeds held by a Pledgee and remaining after payment in full of all Indebtedness shall be paid to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  (f) Indemnification. To the extent Collateral Agent is not reimbursed by Pledgor, the Pledgees will reimburse and indemnify the Collateral Agent in proportion to their respective Percentage Interests, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, attorney's fees, which may be imposed on, incurred by or asserted against Collateral Agent in performing its duties hereunder.


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

                  (g) Costs and Expenses. All out-of-pocket costs and expenses incurred by Collateral Agent and not reimbursed on demand by Pledgor in connection with the enforcement of this Agreement and/or the exercise of the Pledgees' rights and remedies hereunder (including, without limitation, audit expenses; counsel fees; expenditures to protect, preserve, and defend Collateral Agent's and each Pledgee's rights and interest hereunder; and costs connected with any sale of the Collateral) shall be shared and paid on demand by Pledgees, pro rata based on their respective Percentage Interests. Any such sums not paid on demand shall accrue interest at the rate of ten percent (10%) per annum until paid. Collateral Agent may deduct from payments or distributions to be made to Pledgees such funds as may be necessary to pay or reimburse Collateral Agent for the reimbursement, indemnification and expense obligations of Pledgees described in this Section 10.2 or under Section 8. Collateral Agent shall, at the request of any Pledgee, provide an accounting describing such expenses and indemnification obligations. Except in the case of manifest error in computation, such accounting shall be conclusive and binding upon Pledgees for sums due for the reimbursement, indemnification and expense obligations of Pledgees under this Agreement.

                  (h) Collateral Registration. Collateral Agent shall have the right, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgees or any of Pledgees' nominees, the Collateral, or any portion thereof.

         11. REASONABLE CARE. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

         12. DELAY OR OMISSION NOT WAIVER. Neither the failure nor any delay on the part of Collateral Agent to exercise any right, remedy, power, or privilege under this Pledge, upon the occurrence of any Event of Default or otherwise, shall operate as a waiver thereof or impair any such right, remedy, power, or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of any Pledgee not encompassed in such waiver. No single, partial, or full exercise of any rights, remedies, powers, and privileges by the Pledgees shall preclude further or other exercise thereof. No course of dealing between Pledgees and Pledgor shall operate as or be deemed to constitute a waiver of any Pledgee's rights under this Pledge or affect the duties or obligations of Pledgor.

         13. REMEDIES CUMULATIVE; CONSENTS. The rights, remedies, powers, and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers, and privileges in any Pledgee's favor, at law or in equity. Whenever any Pledgee's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of any such Pledgee.

         14. TIME IS OF THE ESSENCE. Time is of the essence in Pledgor's performance of Pledgor's obligations under the Convertible Notes.

         15. MISCELLANEOUS.

         15.1 Communications and Notices. All notices, requests and other communications made or given in connection with this Pledge shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Pledgor:

                           EA Industries, Inc.
                           185 Monmouth Parkway
                           West Long Branch, NJ  07764
                           Attention:  Frank Brandenberg, President
                           Telecopy No.:  (732) 229-6162
                           Telephone No.:  (732) 229-1100

         With a copy to:

                           Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                           1735 Market Street
                           Philadelphia, Pa  19103
                           Attention:  Richard P. Jaffe, Esquire
                           Telecopy No.:  (215) 994-1111
                           Telephone No.:  (215) 994-1046

         To Talisman Capital:

                           Talisman Capital International
                           16101 LaGrande Drive
                           Suite 100
                           Little Rock, AR  72211
                           Attention:  Brian Ladin
                           Telecopy No.:  (501) 821-6888
                           Telephone No.:  (501) 614-8891

         To Stonehill Offshore Partners Limited:

                           Stonehill Offshore Partners Limited
                           110 East 59th Street
                           30th Floor
                           New York, NY  10022
                           Attention:  Wayne Teetsel
                           Telecopy No.:  (212) 644-4264
                           Telephone No.: (212) 355-5200

         To LaRocque Trading Group, LLC:

                           LaRocque Trading & Affiliates
                           440 South LaSalle Street
                           Suite 740
                           Chicago, IL  60605
                           Attention:  Andrew Curtis
                           Telecopy No.: (312) 362-4924
                           Telephone No.:  (312) 362-4933

         16. LIMITATION ON LIABILITY. Pledgor shall be responsible for and Collateral Agent is hereby released from any claim or liability in connection with:

                  (a) Safekeeping any Collateral, other than as provided in
Section 11;

                  (b) Any loss or damage to any Collateral;

                  (c) Any diminution in value of the Collateral; or

                  (d) Any act or default of another person or entity.

         Collateral Agent shall only be liable for any act or omission on its part constituting recklessness, gross negligence or willful misconduct. In the event that Collateral Agent breaches its required standard of conduct, Pledgor agrees that Collateral Agent's liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. If Pledgor brings suit against Collateral Agent in connection with the transactions contemplated hereunder, and Collateral Agent is found not to be liable, Pledgor will indemnify and hold Collateral Agent harmless from all costs and expenses, including attorney's fees, incurred by Collateral Agent in connection with such suit.

         17. WAIVERS. In connection with any proceedings hereunder, including, without limitation, any action by Pledgees in replevin, foreclosure, or other court process, Pledgor waives:

                  (a) all errors, defects and imperfections in such proceedings;

                  (b) all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

                  (c) presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the Indebtedness;

                  (d) any requirement for bonds, security or sureties required by statute, court rule or otherwise;

                  (e) any demand for possession of Collateral prior to commencement of any suit; and

                  (f) all rights to claim or recover attorney's fees and costs in the event that Pledgor is successful in any action to remove, suspend or enforce a judgment entered by confession.

         18. EXCLUSIVE JURISDICTION. Pledgor hereby consents to the exclusive jurisdiction of any state or federal court located within the State of New York, and irrevocably agrees that, subject to the Collateral Agent's election, all actions or proceedings relating to this Pledge or the transactions contemplated hereunder shall be litigated in such courts, and Pledgor waives any objection which Pledgor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon Pledgor, and consents that all such service of process be made by mail or messenger directed to Pledgor at the address set forth in
Section 15. Pledgor hereby irrevocably appoints Richard P. Jaffe, Esquire, as Pledgor's agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this Section 18 shall affect the right of Pledgees to serve legal process in any other manner permitted by law or affect the right of Pledgees to bring any action or proceeding against Pledgor or Pledgor's property in the courts of any other jurisdiction.

         19. COSTS, EXPENSES, AND EXPENDITURES. Pledgor agrees to pay to Collateral Agent, on demand, all costs and expenses in connection with the enforcement, protection, and preservation of the Collateral Agent's or other Pledgees' rights or remedies under this Pledge, or in connection with legal advice relating to the rights or responsibilities of

Collateral Agent (including, without limitation, courts costs, reasonable attorneys' fees, and reasonable expenses of accountants and appraisers). With respect to any amount required to be paid by Pledgor under this Section 19, in the event Pledgor fails to pay such amount on demand, Pledgor shall also pay to Collateral Agent interest thereon at a default rate equal to ten percent (10%) per annum.

         20. MISCELLANEOUS PROVISIONS.

         20.2 Severability. The provisions of this Pledge are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         20.3 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Pledge are inserted for convenience only and shall not be deemed to constitute a part of this Pledge.

         20.4 Binding Effect. This Pledge and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         20.5 Amendment. No modification of this Pledge shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

         20.6 Governing Law. This Pledge has been made, executed and delivered in the State of New York and will be construed in accordance with and governed by the laws of such Commonwealth.

         20.7 No Third Party Beneficiaries. The rights and benefits of this Pledge shall not inure to the benefit of any third party.

         20.8 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Pledge.

         20.9 Counterparts. This Pledge may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Pledge by signing any such counterpart.

         20.10 No Joint Venture. Nothing contained herein is intended to permit or authorize Pledgor to make any contract on behalf of any Pledgee, nor shall this Pledge be construed as creating a partnership, joint venture or making any Pledgee an investor in Pledgor.

         21. WAIVER OF RIGHT TO TRIAL BY JURY. PLEDGOR AND PLEDGEES WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS PLEDGE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR

RELATED OR INCIDENTAL TO THE DEALINGS OF ANY PLEDGEE WITH RESPECT TO THIS PLEDGE OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. PLEDGOR AND PLEDGEES AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PLEDGE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGOR AND PLEDGEES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge as of the day and year first above written.

                                    PLEDGOR:

                                    EA INDUSTRIES, INC.
[CORPORATE SEAL]
                                    By:
                                          -------------------------------------
                                          Howard P. Kamins, Vice President

                                    PLEDGEE:

                                    ---------------------------------------
                                           Pledgee's Name

                                    By:____________________________________
                                           (Signature)

                                    Address: ___________________________

                                             ---------------------------

                                             ---------------------------

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